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                                                                    Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of August 8, 2007, by and among Narrowstep Inc., a Delaware corporation (the "COMPANY"), and the purchasers whose signatures appear on the signature pages of this Agreement under the caption "Purchasers" (the "PURCHASERS").

                  This Agreement is being entered into pursuant to the Stock Purchase Agreement dated as of the date hereof among the Company and the Purchasers (the "PURCHASE AGREEMENT").

                  The Company and the Purchasers hereby agree as follows:

          1.      DEFINITIONS.

                  Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  "415 NOTICE" shall have the meaning set forth in SECTION 2(B).

                  "ADVICE" shall have the meaning set forth in SECTION 3(M).

                  "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "CONTROL," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "AFFILIATED," "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

                  "BOARD" shall have meaning set forth in SECTION 3(N).

                  "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

                  "CLOSING DATE" means the date of the closing of the purchase and sale of the Common Shares and the Warrants pursuant to the Purchase Agreement.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the Company's Common Stock, par value $0.000001 per share.

                  "EFFECTIVENESS DATE" means, subject to SECTION 2(B) hereof, with respect to the Registration Statement the earlier of (A) the ninetieth
(90th) day following the Closing Date (or in the event the Commission reviews the Registration Statement, the one hundred twentieth (120th) day following the Closing Date) or (B) the date which is within three (3) Business Days after the date on which the Commission informs the Company (i) that the Commission will not review the Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of the Registration Statement and the Company makes such request; PROVIDED THAT, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is


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authorized or required by law or other government actions to close, the
Effectiveness Date shall be the following Business Day.

                  "EFFECTIVENESS PERIOD" shall have the meaning set forth in
SECTION 2.

                  "EVENT" shall have the meaning set forth in SECTION 7(E).

                  "EVENT DATE" shall have the meaning set forth in SECTION 7(E).

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FILING DATE" means, subject to SECTION 2(B) hereof, the thirtieth (30th) day following the Closing Date; PROVIDED THAT, if the Filing Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Filing Date shall be the following Business Day.

                  "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                  "INDEMNIFIED PARTY" shall have the meaning set forth in
SECTION 5(C).

                  "INDEMNIFYING PARTY" shall have the meaning set forth in
SECTION 5(C).

                  "LOSSES" shall have the meaning set forth in SECTION 5(A).

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "PERSON" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

                  "REGISTRABLE SECURITIES" means (i) the Common Shares, (ii) the Warrant Shares, and (iii) shares of Common Stock issued in respect of the foregoing as a result of stock splits, stock dividends, reclassifications, recapitalizations, or other similar events. At such time as any shares of Common Stock are sold pursuant to the Registration Statement or Rule 144, or may be sold without restriction pursuant to Rule 144(k), then such shares shall cease to be Registrable Securities.

                  "REGISTRATION STATEMENT" means the registration statements and any additional registration statements contemplated by SECTION 2, including (in each case) the Prospectus, amendments


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and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "RULE 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "RULE 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                   "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SPECIAL COUNSEL" means Haynes and Boone, LLP, for which the Holders will be reimbursed by the Company pursuant to SECTION 4.

                  "WARRANTS" means the warrants to purchase shares of Common Stock, issued to the Purchasers pursuant to the Purchase Agreement.

         2.       RESALE REGISTRATION.

                  (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a "resale" Registration Statement providing for the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith and with the Securities Act and the rules promulgated thereunder). Such Registration Statement shall cover to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement and (ii) use commercially reasonably efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "EFFECTIVENESS PERIOD"). If at any time and for any reason, an additional Registration Statement is required to be filed because at such time the actual number of Common Shares and Warrant Shares exceeds the number of shares of Registrable Securities remaining under the Registration Statement, the Company shall have twenty (20) Business Days to file such additional Registration Statement, and the Company shall use commercially reasonable efforts to cause such additional Registration Statement to be declared effective


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by the Commission as soon as possible, but in no event later than ninety (90)
days after filing (120 days in the event that the Commission reviews the Registration Statement).

                  (b) Notwithstanding anything to the contrary set forth in this
SECTION 2, in the event the Commission does not permit the Company to register all of the Registrable Securities in the Registration Statement because of the Commission's application of Rule 415 (a "415 NOTICE"), the Company shall, within ten (10) days of receipt of the 415 Notice, register in the Registration Statement such number of Registrable Securities as is permitted by the Commission, PROVIDED, HOWEVER, that the Registrable Securities to be included in such Registration Statement or any subsequent registration statement shall be determined in the following order: (i) first, Common Shares shall be registered on a pro rata basis among the Purchasers, (ii) second, the Warrant Shares shall be registered on a pro rata basis among the Purchasers. In the event the Commission does not permit the Company to register all of the Registrable Securities in the initial Registration Statement, the Company shall file subsequent Registration Statements to register the Registrable Securities that were not registered in the initial Registration Statement as promptly as possible and in a manner permitted by the Commission. For purposes of this
Section 2(b), "FILING DATE" means with respect to each subsequent Registration Statement filed pursuant hereto, the later of (i) ninety (90) days following the sale of substantially all of the Registrable Securities included in the initial Registration Statement or any subsequent Registration Statement and (ii) six (6) months following the effective date of the initial Registration Statement or any subsequent Registration Statement, as applicable, or such earlier date as permitted by the Commission. For purposes of this SECTION 2(B), "EFFECTIVENESS DATE" means with respect to each subsequent Registration Statement filed pursuant hereto, the earlier of (A) the ninetieth (90th) day following the filing date of such Registration Statement (or in the event the Commission reviews the Registration Statement, the one hundred twentieth (120th) day following such filing date) or (B) the date which is within three (3) Business Days after the date on which the Commission informs the Company (i) that the Commission will not review such Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of such Registration Statement and the Company makes such request; PROVIDED THAT, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following Business Day.

         3.       REGISTRATION PROCEDURES.

                  In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) Prepare and file with the Commission, on or prior to the Filing Date, a Registration Statement on Form SB-2 (or if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2 such registration shall be on another appropriate form in accordance herewith and with the Securities Act and the rules promulgated thereunder) (which, subject to any comments of the Commission, shall contain a plan of distribution substantially as set forth on EXHIBIT A hereto) and in accordance with applicable law, regulations and Commission policies, and use commercially reasonable efforts to cause the Registration Statement to become effective and remain effective as provided herein; PROVIDED, HOWEVER, that not less than three
(3) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Holders and any Special Counsel, copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders and such Special Counsel, and (ii) cause its officers and directors, counsel and independent registered public accounting firm to respond to such inquiries as shall be necessary, in the reasonable opinion of Special Counsel, to conduct a reasonable review of such documents. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of


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the Registrable Securities or any Special Counsel shall reasonably object in writing within three (3) Business Days of their receipt thereof.

                  (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and, subject to
SECTION 2(B) prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible, but in no event later than ten (10) Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; provided, however, that the Company shall not provide the Holders or Special Counsel with any portion of such correspondence that in the reasonable opinion of counsel to the Company constitutes material non-public information; (iv) file the final prospectus pursuant to Rule 424 of the Securities Act no later than 9:00 a.m. Eastern Time on the second Business Day following the date the Registration Statement is declared effective by the Commission; and (v) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

                  (c) Notify the Holders of Registrable Securities and any Special Counsel as promptly as possible (and, in the case of (i)(A) below, not less than three (3) days prior to such filing, and in the case of (iii) below, on the same day of receipt by the Company of such notice from the Commission) and (if requested by any such Person) confirm such notice in writing no later than two (2) Business Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation or threatening of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, as promptly as possible, (i) any order suspending the effectiveness of the Registration


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Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

                  (f) If requested by any Holder, furnish to such Holder and any Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                  (g) Promptly deliver to each Holder and any Special Counsel (which delivery may be made pursuant to EDGAR, without charge, one copy of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto; and subject to the provisions of SECTIONS 3(M) and 3(N), the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                  (h) Prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

                  (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates, to the extent permitted by the Purchase Agreement and applicable federal and state securities laws, shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request in connection with any sale of Registrable Securities.

                  (j) Upon the occurrence of any event contemplated by SECTION 3(C)(VI), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (k) Use commercially reasonable efforts to cause all Registrable Securities relating to the Registration Statement to be quoted on the OTC Bulletin Board or any other securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed, quoted or traded as and when required pursuant to the Purchase Agreement.

                  (l) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders all documents filed or required to be filed with the Commission, including, but not limited, to, earning statements satisfying the provisions of


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Section 11(a) of the Securities Act and Rule 158 not later than 90 days after the end of any 12-month period if such period is a fiscal year commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

                  (m) The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, Prospectus, or any amendment or supplement thereto, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in SECTION 3(C)(II), 3(C)(III), 3(C)(IV), 3(C)(V), 3(C)(VI) or 3(N), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by SECTION 3(J), or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

                  (n) If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "BOARD") determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board determines not to be in the Company's best interest to disclose, or (iii) the Company is required to file a post-effective amendment to the Registration Statement to incorporate the Company's quarterly and annual reports and audited financial statements on Forms 10-QSB and 10-KSB, then the Company may (x) postpone or suspend filing of a registration statement for a period not to exceed thirty (30) consecutive days or (y) postpone or suspend effectiveness of a registration statement for a period not to exceed thirty (30) consecutive days (each, an "ALLOWED DELAY"); provided that the Company may not postpone or suspend effectiveness of a registration statement under this SECTION 3(N) for more than 60 days in the aggregate during any 360 day period; PROVIDED, HOWEVER, that no such postponement or suspension shall be permitted for consecutive thirty (30) day periods arising out of the same set of facts, circumstances or transactions.

         4.       REGISTRATION EXPENSES.

                  All fees and expenses incident to the performance of or compliance with this Agreement by the Company, except as and to the extent specified in this SECTION 4, shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the OTC Bulletin Board and/or each other securities exchange or market on which Registrable Securities are required hereunder to be quoted or listed, if any (B) with respect to filing fees required to be paid to NASD, the NASD Regulation, Inc. and the OTC Compliance Unit, if any, each as applicable, and (C) in compliance with state securities or Blue Sky laws, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders, in the case of the Special Counsel, up to a maximum amount of $5,000,
(v) Securities Act liability insurance, if the


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Company so desires such insurance, and (vi) fees and expenses of all other
Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. The Company shall not be responsible for any discounts, commissions, transfer taxes or other similar fees incurred by the Holders in connection with the sales of the Registrable Securities.

         5.       INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, managers, partners, members, shareholders, agents, brokers, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "LOSSES") , as incurred, arising out of or relating to any violation of securities laws by the Company or untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder or such other Indemnified Party furnished in writing to the Company by such Holder expressly for use therein. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                  (b) INDEMNIFICATION BY HOLDERS. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon (i) any breach of this Agreement by such Holder and (ii) any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder or other Indemnifying Party to the Company specifically for inclusion in the Registration Statement or such Prospectus. Notwithstanding anything to the contrary contained herein, each Holder shall be liable under this SECTION 5(B) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.


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

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY) in writing, and the Indemnifying Party shall be entitled to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof (including reasonable attorneys' fees and expenses); provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such parties shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is a party and indemnity has been sought hereunder, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnified Party shall reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                  (d) CONTRIBUTION. If a claim for indemnification under SECTION 5(A) or 5(B) is due but unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying, Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in SECTION 5(C), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall any selling Holder be required to contribute an amount under this SECTION 5(D) in excess of the net proceeds received by such Holder upon sale of such Holder's Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this SECTION 5(D) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties pursuant to the law.

         6.       RULE 144.

                  Until such time as all of the Registrable Securities may be sold without restriction pursuant to Rule 144(k), as long as any Holder owns Common Shares, Warrants or Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. Until such time as all of the Registrable Securities may be sold without restriction pursuant to Rule 144(k), as long as any Holder owns Common Shares, Warrants or Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act; provided that the provisions of this sentence shall be of no further force and effect in the event of any sale of the Company or substantially all of its assets.

         7.       MISCELLANEOUS.

                  (a) REMEDIES. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, such Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) NO INCONSISTENT AGREEMENTS. Neither the Company nor any of its subsidiaries has, as of the date hereof entered into and currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

                  (c) NO PIGGYBACK ON REGISTRATIONS. Except as set forth below in this paragraph, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement, and the Company shall not after the date hereof enter into any agreement providing such right to any of its security holders, unless the right so granted is subject in all respects to the prior rights in full of the Holders set forth herein, and is not otherwise in conflict with the provisions of this Agreement. Shares of Common Stock issuable upon the exercise of warrants granted by the Company to Merriman Curhan Ford & Co. in connection with the transactions contemplated by the Purchase Agreement may be included in the Registration Statement; PROVIDED, HOWEVER, that no such shares may be included in the Registration Statement if less than all of the Registrable Securities are included in the Registration Statement.

                  (d) PIGGY-BACK REGISTRATIONS. If at any time when there is not an effective Registration Statement covering the Common Shares and the Warrant Shares, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Registrable Securities written notice of such determination and, if within thirty (30) days after receipt of such notice, or within such shorter period of time as may be specified by the Company in such written notice as may be necessary for the Company to comply with its obligations with respect to the timing of the filing of such registration statement, any such Holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Purchasers), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with SECTION 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this SECTION 7(D) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; PROVIDED, HOWEVER, that the Company shall not be required to register any Registrable Securities pursuant to this SECTION 7(D) that are eligible for sale without restriction pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the

Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; PROVIDED, HOWEVER, that before any such reduction in the number of Registrable Securities shall occur, all securities proposed to be sold by all other selling stockholders (other than the Company) shall be excluded from such registration statement (it being the intent of the parties that all of the Registrable Securities are to be included in such registration statement prior to the inclusion of any securities to be sold by any other selling stockholders other than the Company). For the purposes of this
SECTION 7(D), the term "Registrable Securities" shall include all unregistered shares of Common Stock issued to the Holders pursuant to SECTION 7(E).

                  (e) FAILURE TO FILE REGISTRATION STATEMENT AND OTHER EVENTS. The Company and the Purchasers agree that the Holders will suffer damages if the Registration Statement is not filed on or prior to the Filing Date and not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if certain other events occur. The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, except for an Allowed Delay if (A) the Registration Statement is not filed on or prior to the Filing Date, or (B) the Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Date, or (C) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within three
(3) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (D) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with and declared effective by the Commission (any such failure or breach being referred to as an "EVENT," and for purposes of clauses (A) and (B) the date on which such Event occurs, or for purposes of clause (C) the date on which such three (3) Business Day period is exceeded, or for purposes of clause (D) after more than fifteen (15) Business Days, being referred to as "EVENT DATE"), the Company shall pay an amount as liquidated damages to each Holder, payable in cash or unregistered shares of Common Stock at the sole option of the Company, equal to one percent (1 %) of the amount of the Holder's initial investment in the Common Shares for each calendar month or portion thereof thereafter from the Event Date until the applicable Event is cured; PROVIDED, HOWEVER, that in no event shall the amount of liquidated damages payable at any time and from time to time to any Holder pursuant to this SECTION 7(E) exceed an aggregate of eighteen percent (18%) of the amount of the Holder's initial investment in the Common Shares; and PROVIDED, FURTHER, that in the event the Commission does not permit all of the Registrable Securities to be included in the Registration Statement solely because of its application of Rule 415, no liquidated damages shall be payable with respect to the Registrable Securities that are not included in such Registration Statement solely as a result of Rule 415. If the Company elects to pay liquidated damages in unregistered shares of Common Stock, then number of such shares of Common Stock to be issued to each Holder pursuant to this paragraph (e) shall be an amount equal to (i) the liquidated damage amount, divided by (ii) the daily volume weighted average price of the Common Stock on the OTC Bulletin Board or other principal trading market for the Common Stock for the twenty (20) trading days immediately preceding such Event Date. Liquidated damages payable by the Company pursuant to this SECTION 7(E) shall be payable on the first (1st) Business Day of each thirty (30) day period following the Event Date.

                  (f) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority of the Registrable Securities outstanding (and which shall include the consent of all Holders who own at least 20% of the Registrable Securities then outstanding, aggregating the share ownership of all Holders who are advised by the same investment advisor) (the "REQUIRED HOLDERS").

                  (g) NOTICES. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correct answer back received), e-mail or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                 If to the Company:           Narrowstep Inc.
                                              116 Village Boulevard, Suite 200
                                              Princeton, NJ  08540
                                              Attention: Chief Executive Officer
                                              Tel. No.: (609) 951-2221
                                              Fax No.:  (609) 951-2252
                                              E-mail:  david@granahanmccourt.com

                 with copies to (which copy   Lowenstein Sandler, PC
                 shall not constitute         65 Livingston Avenue
                 notice):                     Roseland, NJ  07068
                                              Attention: John Hogoboom, Esq.
                                              Tel. No.: (973) 597-2382
                                              Fax No.: (973) 597-2383
                                              E-mail: jhogoboom@lowenstein.com

                 If to any Purchaser:         At the address of such Purchaser
                                              set forth on EXHIBIT A to
                                              the Purchase Agreement

                 with copies to (which copy   Haynes and Boone, LLP
                 shall not constitute         2505 North Plano Road, Suite 4000
                 notice):                     Richardson, TX  75082
                                              Attention: David H. Oden, Esq.
                                              Tel No.: (972) 739-6929
                                              Fax No.: (972) 692-9029
                                              E-mail: david.oden@haynesboone.com

                  Any party hereto may from time to time change its address for notices by giving at least ten (10) days' written notice of such changed address to the other party hereto.

                  (h) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Required Holders. Each Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

                  (i) ASSIGNMENT OF REGISTRATION RIGHTS. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any Person of all or a portion of the Registrable Securities of such Holder if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement and applicable law. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

                  (j) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (k) GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County, and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (l) CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (m) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (n) HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

                  (o) SHARES HELD BY THE COMPANY AND ITS AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (p) INDEPENDENT NATURE OF PURCHASERS. The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents. The Company acknowledges that the decision of each Purchaser to purchase Securities pursuant to the Purchase Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Purchaser in the Registration Statement and (ii) review by, and consent to, such Registration Statement by a Purchaser) shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for one of the Purchasers and such counsel does not represent all of the Purchasers. The Company acknowledges that it has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated hereby or thereby.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.




                              COMPANY:

                              NARROWSTEP INC.


                              By: /s/ David C. McCourt
                                 -----------------------------------------------
                              Title: Chairman & CEO
                                    --------------------------------------------







                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:



                              RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.


                              By: /s/ Russell Cleveland
                                 -----------------------------------------------
                                   Russell Cleveland
                                   President

                              RENAISSANCE US GROWTH INVESTMENT TRUST PLC

                              By:      RENN Capital Group, Inc.
                              Its:     Investment Manager


                              By: /s/ Russell Cleveland
                                 -----------------------------------------------
                                   Russell Cleveland
                                   President

                              US SPECIAL OPPORTUNITIES TRUST PLC

                              By:      RENN Capital Group, Inc.
                              Its:     Investment Adviser


                              By: /s/ Russell Cleveland
                                 -----------------------------------------------
                                   Russell Cleveland
                                   President

                              PREMIER RENN US EMERGING GROWTH FUND LIMITED

                              By:      RENN Capital Group, Inc.
                              Its:     Investment Adviser


                              By: /s/ Russell Cleveland
                                 -----------------------------------------------
                                   Russell Cleveland
                                   President






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ David C. McCourt
                              --------------------------------------------------

                              By:  David C. McCourt
                                  ----------------------------------------------
                              Title:  Chairman & CEO
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              SANO VENTURES XII LLC

                              [illegible]
                              --------------------------------------------------

                              By: [illegible]
                                  ----------------------------------------------
                              Title:  CFO
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              LEWIS OPPORTUNITY FUND LP

                              /s/ Lewis Opportunity Fund LP
                              --------------------------------------------------

                              By: General Partner
                                  ----------------------------------------------
                              Title:  General Partner
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              STIASSNI CAPITAL, LLC

                               /s/ Nicholas C. Stiassni
                              --------------------------------------------------

                              By:  Nicholas C. Stiassni
                                  ----------------------------------------------
                              Title: President/Manager
                                     General Partner
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              LONDON FAMILY TRUST

                               /s/ Robert London
                              --------------------------------------------------

                              By:  Robert London
                                  ----------------------------------------------
                              Title:  Trustee
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ Barry Sternlicht
                              --------------------------------------------------

                              By:  Barry Sternlicht
                                  ----------------------------------------------
                              Title:
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ Douglas Campbell, Jr.
                              --------------------------------------------------

                              By:  Douglas Campbell, Jr.
                                  ----------------------------------------------
                              Title:
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              IROQUOIS MASTER FUND LTD.

                               /s/ Iroquois Master Fund Ltd.
                              --------------------------------------------------

                              By: Authorized Signator
                                  ----------------------------------------------
                              Title:  Authorized Signator
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              ALB PRIVATE INVESTMENTS LLC

                               /s/ Francis A. Mlynarczyk, Jr.
                              --------------------------------------------------

                              By:  Francis A. Mlynarczyk, Jr.
                                  ----------------------------------------------
                              Title:  Managing Member
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              SOPHROSYNE TECHNOLOGY FUND LTD.

                               /s/ Benjamin Taylor
                              --------------------------------------------------

                              By:  Benjamin Taylor
                                  ----------------------------------------------
                              Title:  Managing Member of General Partner
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ Richard Molinsky
                              --------------------------------------------------

                              By:  Richard Molinsky
                                  ----------------------------------------------
                              Title:
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ Eric John Bentley
                              --------------------------------------------------

                              By:  Eric John Bentley
                                  ----------------------------------------------
                              Title:
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ Theodore J. Marolda
                              --------------------------------------------------

                              By:  Theodore J. Marolda
                                  ----------------------------------------------
                              Title:
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              MERRIMAN CURHAN FORD & CO.

                               /s/ Jon Merriman
                              --------------------------------------------------

                              By:  Jon Merriman
                                  ----------------------------------------------
                              Title:  CEO
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                              STONEPINE CAPITAL, L.P.

                               /s/ Jon M. Plexico
                              --------------------------------------------------

                              By:  Jon M. Plexico
                                  ----------------------------------------------
                              Title:  Managing Member
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ Alan Synnott
                              --------------------------------------------------

                              By:  Alan Synnott
                                  ----------------------------------------------
                              Title:
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ Peter A. Blackwood
                              --------------------------------------------------

                              By:  Peter A. Blackwood
                                  ----------------------------------------------
                              Title:  Principal, Investment Banking
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT


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                              PURCHASERS:

                               /s/ John L. Bickford
                              --------------------------------------------------

                              By:  John L. Bickford
                                  ----------------------------------------------
                              Title:  Vice-President
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                              PURCHASERS:

                               /s/ Paul D. Enderle
                              --------------------------------------------------

                              By:  Paul D. Enderle
                                  ----------------------------------------------
                              Title:  INDIVIDUAL
                                     -------------------------------------------






                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                                    EXHIBIT A

                              PLAN OF DISTRIBUTION


      The selling security holders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock being offered under this prospectus on any stock exchange, market or trading facility on which shares of our common stock are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling security holders may use any one or more of the following methods when disposing of shares:

      - ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

      - block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

      - purchases by a broker-dealer as principal and resales by the broker-dealer for its account;

      - an exchange distribution in accordance with the rules of the applicable exchange;

      -     privately negotiated transactions;

      - broker-dealers may agree with the selling security holders to sell a specified number of such shares at a stipulated price per share;

      - a combination of any of these methods of sale; and o any other method permitted pursuant to applicable law.

      The shares may also be sold under Rule 144 under the Securities Act of 1933, as amended ("Securities Act"), if available, rather than under this prospectus. The selling security holders have the sole and absolute discretion not to accept any purchase offer or make any sale of shares if they deem the purchase price to be unsatisfactory at any particular time.

      The selling security holders may pledge their shares to their brokers under the margin provisions of customer agreements. If a selling security holder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares.

      Broker-dealers engaged by the selling security holders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling security holders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, which commissions as to a particular broker or dealer may be in excess of customary commissions to the extent permitted by applicable law.

      The selling security holders and any broker-dealers or agents that are involved in selling the shares offered under this prospectus may be deemed to be "underwriters" within the meaning of the Securities Act in connection with these sales. Commissions received by these broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Any broker-dealers or agents that are deemed to be underwriters may not sell shares offered under this prospectus unless and until we set forth the names of the underwriters and the material details of their underwriting arrangements in a supplement to this prospectus or, if required, in a replacement prospectus included in a post-effective amendment to the registration statement of which this prospectus is a part.

      We have agreed to pay all fees and expenses we incur incident to the registration of the shares being offered under this prospectus. However, each selling security holder and purchaser is responsible for paying any discounts, commissions and similar selling expenses they incur.

      We and the selling security holders have agreed to indemnify one another against certain losses, damages and liabilities arising in connection with this prospectus, including liabilities under the Securities Act.